UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2015

Item 1. Reports to Stockholders.

FINDING
ORDER
IN AN
UNCERTAIN
MARKET

VILLX & VLEQX

Annual Report August 31, 2015

We believe the key to real growth is value: using deep research to find undervalued stocks, buy them cheap, hold them until the right time, and then turn them loose. At Villere and Company, we use time-tested methods of deep research, a teamwork approach, and a focus on innovation to look for long-term investments that outperform the market. For over a century, it’s been our tradition. Find out more and see the latest national media coverage of the firm at: villere.com.

Villere Funds

Table of Contents

A Message to Our Shareholders	2

Sector Allocation	9

Expense Example	11

Performance Chart and Analysis	13

Schedules of Investments	15

Statements of Assets and Liabilities	21

Statements of Operations	22

Statements of Changes in Net Assets	23

Financial Highlights	25

Notes to Financial Statements	27

Report of Independent Registered Public Accounting Firm	41

Approval of Investment Advisory Agreements	42

Trustee and Executive Officers	46

Additional Information	49

Privacy Notice	Inside Back Cover

Villere Funds

August 31, 2015

To Our Fellow Shareholders:

As a reminder, we launched the Villere Balanced Fund in 1999 to invest in both stocks and bonds.  In 2013, we decided to introduce the Villere Equity Fund for investors that were not interested in bonds.  Generally speaking, the stocks held in the Villere Equity Fund will be similar (but not identical) to the equity portion of the Villere Balanced Fund.  Individual stock weightings will also differ between the two Funds.

As you may recall, our dream equity investment is a U.S.-domiciled publicly traded company that dominates its niche, is run by a terrific management team, is growing earnings, has little or no debt, and is valued reasonably.  Suffice it to say, we are not the only investors seeking such an investment.  We often rely on our long-term perspective to buy stocks that face short-term issues that frighten away other investors, thus allowing the shares to trade at what we view to be attractive valuations.  We seek to build portfolios of only our twenty to twenty-five best stock ideas and to hold stocks until our thesis changes or we consider the share price to be unsustainably high.  We typically hold stocks for three to five years or more.  In addition to potentially minimizing trading costs, this long holding period should create a lower tax burden for our taxable investors.  On the bond side, we tend to buy newly issued corporate debt and hold to maturity.

Villere Funds

Villere Balanced Fund Performance

As of August 31, 2015, the Villere Balanced Fund had a one-year return of -8.19%, a five-year annualized return of 14.67%, a ten-year annualized return of 6.65%, and annualized return since inception of 8.21%.

					Since
Average Annual Total Returns					Inception
for Period Ending 8/31/15	6 Mos.	1 Year	5 Years	10 Years	9/30/99
Villere Balanced Fund	-4.30%	-8.19%	14.67%	6.65%	8.21%
Barclays Capital Intermediate
Government/Credit
Bond Index	0.14%	1.47%	2.38%	4.01%	4.90%
Lipper Balanced Fund Index	-3.94%	-1.15%	9.17%	5.52%	5.03%
S&P 500 Index	-5.32%	0.48%	15.87%	7.15%	4.71%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Current performance data to the most recent month end may be obtained by visiting www.villere.com.  As of the most recent prospectus, the gross expense ratio for the Villere Balanced Fund was 0.87%.

While our performance has lagged our peer group, as represented by the Lipper Balanced Fund Index and the S&P 500 and Barclays Capital Intermediate Government/Credit Bond Fund Index over the past year, our longer term track record remains strong.

Villere Funds

Villere Equity Fund Performance

As of August 31, 2015, the Villere Equity Fund has been operating for 27 months.  The Fund has returned 2.59% since inception (annualized), which is unfortunately behind both the S&P 500 Total Return Index and the Lipper Mid-Cap Growth Fund Index since its inception.

			Since
Average Annual Total Returns			Inception
for Period Ending 8/31/15	6 Mos.	1 Year	5/31/13
Villere Equity Fund	-5.71%	-10.62%	2.59%
Lipper Mid-Cap Growth Fund Index	-3.90%	2.43%	11.67%
S&P 500 Index	-5.32%	0.48%	11.08%
Russell 2000 Index	-5.36%	0.03%	8.96%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Current performance data to the most recent month end may be obtained by visiting www.villere.com.  As of the most recent prospectus, the gross expense ratio for the Villere Equity Fund was 1.21%.

We are not satisfied with this performance.  That said, we have no intention of changing our strategy, which has served our clients well over the longer term, and is discussed further below.

Market Commentary

After a relatively tranquil spring and summer, the devaluation of the Chinese Yuan in August led to a massive spike in volatility.  In general, we believe that shrinking unemployment, an increase in housing starts, and a rise in consumer spending suggest a period of economic growth in the United States.  We take comfort in the fact that the majority of our investments, particularly on the equity side, are based in the United States and conduct the bulk of their operations domestically.  On the fixed income side, we believe the combination of historically low interest rates and a prevailing view that the Fed will have to begin increasing its target rate suggests that bonds are a deceptively dangerous place for investors.

Villere Funds

Equity Discussion

Our laggards over the last six months are mainly the same as the prior six months – Sanchez Energy and 3D Systems.  Shares of Sanchez continued to struggle in this challenging oil pricing environment in spite of better-than-expected performance by the company.  Unfortunately, despite management’s best efforts, with WTI Crude trading below $38 in August, the outlook for shale drillers is unclear.  3D Systems continued to disappoint investors with its sales growth and its profit margins.  While we still believe in the long term prospects for this exciting company and industry, the near-term prospects have shaken investor confidence in the size of the three dimensional printing market opportunity.  We recently visited 3D’s headquarters, and while we are disappointed that their customers have slowed their spending, we are encouraged that their market share remains steady and they continue to introduce innovative products.

We exited or reduced two positions during the quarter.  First, we sold our shares of electronic payments provider Euronet Worldwide.  The Balanced Fund has owned Euronet since 2008, and it has been a fantastic performer for our shareholders.  While we think highly of Euronet, we made the decision that shares had reached a fairly full valuation and we felt we could deploy that capital into stocks with more potential upside.

Second, we have reduced our position in Pinnacle Foods (coincidentally, our top performer during the second half of the year).  We have not held Pinnacle as long as Euronet, having initiated the position in late 2013.  We continue to think that Pinnacle’s ability to grow its stable of consumer food brands is remarkable, but again felt that the valuation given to the stock was not as compelling as it was at the time of purchase.  After a short-lived buyout offer from Hillshire Brands last year, we believe the stock is already pricing in another buyout offer (put another way, we think the stock is priced nearly to perfection).  We continue to like the economics and defensive growth nature of the food business, and we continue to hold shares of Flowers Foods.

We added a position in Kearny Financial during the quarter.  We bought the stock immediately following its conversion from a mutual holding company to a stock holding company.  In addition to an attractive business, with a 42-branch banking presence in New Jersey as well as Brooklyn and Staten Island, New York, we were drawn to Kearny as it was trading below its net tangible book value.  We believe that short-term oriented investors avoid companies that have recently undergone these conversions due to some

Villere Funds

regulatory restrictions (Kearny cannot buy back stock for one year, and cannot be acquired for three years), but for long-term investors we felt that the risk/reward tradeoff was very attractive.

After careful consideration, we began a securities lending program this summer.  While we have concerns with the idea of helping those who may be betting against our securities, we felt that the incremental performance that accrues to our shareholders was meaningful enough to outweigh those concerns.  We are working directly with U.S. Bank’s securities lending group as well as our Board to ensure that this program is as seamless as possible.  In July alone, the program generated $138,194 for our collective shareholders.

Fixed Income Discussion

As stated in the Villere Balanced Fund prospectus, which holds bonds, under normal market conditions the Fund will invest at least 25% of its assets in fixed-income securities.  At the end of August, the Fund held 27.6% of its assets in fixed income.  The fixed income portfolio has a fairly short modified duration of 3.8 years, which suggests that it is less sensitive to shifts in interest rates as we look ahead to potential Fed moves.

Conclusion

We will continue to invest your money the way we always have, and will conduct extensive due diligence to assemble a portfolio of companies with great management teams, strong earnings power, and enviable market positions.  We will continue to maintain concentrated portfolios of only our best ideas.  As a result, we expect that our Funds will likely be more volatile than our peers, but we believe that our investors will be compensated for this volatility.  Further, we believe that our focus on small and medium-sized businesses that are based in the U.S. could help to shield our investors from shifts in foreign markets.  On the bond side, we are cautiously positioned with a relatively low weighting to fixed income and a fairly conservative exposure to shifts in interest rates.

We thank both our existing customers as well as all of the advisors who have purchased the Funds for their clients for doing their due diligence in identifying our Funds.

Villere Funds

Thank you for your investment in the Villere Equity Fund and the Villere Balanced Fund.

St. Denis J. Villere	George G. Villere

George V. Young	St. Denis J. Villere III

Lamar G. Villere, CFA

The opinions expressed above are those of St. Denis J. Villere, George G. Villere, George V. Young, St. Denis J. Villere III, and Lamar G. Villere and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the Schedule of Investments in the report for more complete information regarding fund holdings.  Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

The Lipper Balanced Fund Index is an equally weighted performance index of the largest qualifying funds in the Lipper category.  The Lipper Mid Cap Growth Fund Index invests at least 75% of its equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s large-cap floor. These indices are unmanaged and returns include reinvested dividends.  The S&P 500® Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance.  The Barclays Capital Intermediate Government/Credit Bond Index measures the performance of the U.S. dollar-denominated U.S. Treasuries, government-related and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year or less than 10 years.  The Russell 2000 Total Return Index measures the performance of the small-cap segment of the U.S. equity universe.

Net Tangible Book Value is a method of valuing a company on a per share basis by measuring its equity after removing any intangible assets.  The tangible book value per share is calculated by taking total tangible assets divided by the total number of shares outstanding.

Villere Funds

It is not possible to invest directly in an index.

Earnings growth is not a measure of the Funds’ future performance.

Mutual fund investing involves risk; loss of principal is possible.  Investments in smaller and medium sized companies involve additional risks such as limited liquidity and greater volatility.  The Balanced Fund will invest in debt securities.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities.  The Equity Fund may invest in foreign securities through ADRs.  Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.  These risks are magnified in emerging markets.  The Equity Fund’s ability to invest in initial public offerings (IPOs) involves a higher degree of risk than more seasoned companies.

Past performance is not indicative of future results.

Must be preceded or accompanied by a current prospectus.

The Fund is distributed by Quasar Distributors, LLC. 11/15

Villere Funds

SECTOR ALLOCATION at August 31, 2015 (Unaudited)

Villere Balanced Fund

Sector Allocation	Percent of Net Assets

Finance & Insurance	25.6%
General Manufacturing	21.6%
Money Market Funds*	12.0%
Retail Trade	8.7%
Professional, Scientific & Technical Services	7.0%
Information	6.8%
Mining	6.7%
Computer & Electronic Products	5.6%
Food Manufacturing	5.3%
Real Estate, Rental & Leasing	4.9%
Transportation & Warehousing	2.1%
Utilities	1.7%
Chemical Manufacturing	0.8%
Liabilities in Excess of Other Assets	(8.8)%
Total	100.0%

*	Includes short-term investments and investments purchased with cash proceeds from securities lending.

Villere Funds

SECTOR ALLOCATION at August 31, 2015 (Unaudited)

Villere Equity Fund

Sector Allocation	Percent of Net Assets

Finance & Insurance	22.9%
General Manufacturing	22.8%
Money Market Funds*	20.4%
Food Manufacturing	12.5%
Retail Trade	10.3%
Professional, Scientific & Technical Services	7.7%
Mining	6.2%
Information	5.6%
Real Estate, Rental & Leasing	4.7%
Computers & Electronic Products	4.5%
Liabilities in Excess of Other Assets	(17.6)%
Total	100.0%

*	Includes short-term investments and investments purchased with cash proceeds from securities lending.

Villere Funds

EXPENSE EXAMPLE For the Six Months Ended August 31, 2015 (Unaudited)

As a shareholder of the Villere Balanced Fund and Villere Equity Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/15 – 8/31/15).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee.  You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares within 60 calendar days after you purchase them for the Villere Equity Fund.  In addition to the Funds’ expenses, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds of other investment companies in which the Funds have shares.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account

Villere Funds

EXPENSE EXAMPLE For the Six Months Ended August 31, 2015 (Unaudited) (Continued)

values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.

Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Villere Balanced Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/15	Value 8/31/15	3/1/15 – 8/31/15*
Actual	$1,000.00	$ 957.00	$4.54
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,020.57	$4.69

*
Expenses are equal to the Villere Balanced Fund’s annualized expense ratio for the most recent six-month period of 0.92% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Villere Equity Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/15	Value 8/31/15	3/1/15 – 8/31/15**
Actual	$1,000.00	$ 942.90	$5.44
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,019.61	$5.65

**
Expenses are equal to the Villere Equity Fund’s annualized expense ratio of 1.11% (reflecting recoupments in effect) multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Villere Balanced Fund

Hypothetical Value of $10,000 vs Barclays Capital Intermediate Government/Credit
Bond Index, Lipper Balanced Fund Index, S&P 500® Index and Blended 65%
S&P 500® Index/35% Barclays Capital Intermediate Government/Credit Bond Index

Average Annual Total Returns as of August 31, 2015

				Value of
				$10,000
	One Year	Five Year	Ten Year	(8/31/15)
Villere Balanced Fund	-8.19%	14.67%	6.65%	$19,044
S&P® 500 Index	0.48%	15.87%	7.15%	$19,955
S&P® 500 Index (65%)/Barclays
Capital Intermediate Government/
Credit Bond Index (35%)	0.96%	11.16%	6.32%	$18,459
Barclays Capital Intermediate
Government/Credit Bond Index	1.47%	2.38%	4.01%	$14,819
Lipper Balanced Fund Index	-1.15%	9.17%	5.52%	$17,117

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2005, and is not intended to imply any future performance. Investment returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The chart assumes reinvestment of dividends and capital gains.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.villere.com or calling (866) 209-1129.

Villere Equity Fund

Hypothetical Value of $10,000 vs S&P 500® Index,
Lipper Mid-Cap Growth Funds Index and Russell 2000 Total Return Index

Average Annual Total Returns as of August 31, 2015

			Value of
		Since	$10,000
	One Year	Inception	(8/31/15)
Villere Equity Fund	-10.62%	2.59%	$10,592
S&P® 500 Index	0.48%	11.08%	$12,669
Lipper Mid-Cap Growth Funds Index	2.43%	11.67%	$12,821
Russell 2000 Index	0.03%	8.96%	$12,133

This chart illustrates the performance of a hypothetical $10,000 investment made on May 31, 2013, (the Fund’s “inception”) and is not intended to imply any future performance. Investment returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The chart assumes reinvestment of dividends and capital gains.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.villere.com or calling (866) 209-1129.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2015

		Fair
Shares		Value

COMMON STOCKS: 69.2%

Aerospace Products &
Services: 3.3%
448,300	BE Aerospace,
	Inc.	$21,854,625

Computer & Electronic
Products: 3.4%
201,050	Apple, Inc.	22,670,398

Credit Intermediation: 13.7%
1,514,171	EverBank
	Financial Corp.	29,950,302
652,650	Financial
	Engines, Inc.[1]	21,185,019
1,220,100	Kearny
	Financial Corp.*	13,848,135
379,560	Visa, Inc.	27,062,628
		92,046,084

Data Processing &
Hosting: 3.4%
219,400	DST Systems,
	Inc.	22,470,948

Food Manufacturing: 3.5%
1,018,654	Flowers
	Foods, Inc.	23,642,959

Furniture
Manufacturing: 3.3%
501,516	Leggett &
	Platt, Inc.	22,277,341

Insurance Carriers: 3.4%
272,500	Express Scripts
	Holding Co.*	22,781,000

Machinery: 1.8%
890,600	3D Systems
	Corp.*[1]	12,227,938

Merchant Wholesalers &
Durable Goods: 6.0%
1,353,100	LKQ Corp.*	40,579,469

Oil & Gas Extraction: 4.0%
478,313	Oceaneering
	International,
	Inc.[1]	20,959,676
920,428	Sanchez Energy
	Corp.*[1,2]	5,927,556
		26,887,232

Professional, Scientific &
Technical Services: 6.2%
1,264,179	EPIQ Systems,
	Inc.[2,3]	16,080,357
1,408,444	Luminex
	Corp.*[2,3]	25,661,850
		41,742,207

Real Estate: 4.9%
260,790	The Howard
	Hughes Corp.*	32,752,616

Retail: 8.2%
491,800	The Men’s
	Wearhouse, Inc.[1]	27,762,110
763,750	Sotheby’s1	26,891,638
		54,653,748

Sporting & Recreation
Goods: 4.1%
393,547	Pool Corp.[1,2]	27,422,355

TOTAL COMMON
STOCKS
(Cost $447,884,549)		464,008,920

Principal
Amount

CORPORATE BONDS: 27.6%

Air Transportation: 0.2%
	PHI, Inc.,
	5.250%,
$1,552,000	3/15/19	1,338,600

Beverage & Tobacco
Products: 1.9%
	Anheuser-
	Busch InBev
	Financial, Inc.,
	0.800%,
4,000,000	1/15/16	4,003,552

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2015 (Continued)

Principal		Fair
Amount		Value

Beverage & Tobacco
Products: 1.9% (Continued)
	Diageo Capital
	PLC, 0.625%,
$1,750,000	4/29/16	$1,748,500
	PepsiCo, Inc.,
	3.125%,
7,000,000	11/01/20	7,245,588
		12,997,640

Building Material, Garden
& Supplies Dealers: 0.3%
	The Home
	Depot, Inc.,
	5.400%,
2,000,000	3/01/16	2,048,442

Chemical
Manufacturing: 0.7%
	AbbVie, Inc.,
	1.750%,
5,000,000	11/06/17	4,998,435

Commercial Finance: 0.1%
	John Deere
	Capital Corp.,
	2.250%,
500,000	4/17/19	504,386

Computer & Electronic
Products: 2.2%
	Dell Computer
	Corp., 7.100%,
5,000,000	4/15/28	5,025,000
	Hewlett-Packard
	Co., 3.750%,
2,000,000	12/01/20	2,063,424
	Texas Instruments,
	Inc., 1.000%,
7,750,000	5/01/18	7,646,925
		14,735,349

Credit Intermediation: 7.5%
	BB&T Corp.,
	4.900%,
1,000,000	6/30/17	1,056,319
	Capital One N.A.,
	1.500%,
14,085,000	3/22/18	13,904,332
	Discover Bank,
	2.000%,
9,605,000	2/21/18	9,518,430
	Ford Motor
	Credit Co.,
	LLC,
	1.684%,[4]
2,000,000	9/08/17	1,987,882
	2.875%,
2,500,000	10/01/18	2,521,450
	JPMorgan
	Chase & Co.,
	3.150%,
3,000,000	7/05/16	3,054,126
	1.625%,
9,775,000	5/15/18	9,688,745
	Royal Bank of
	Canada, 1.500%,
2,000,000	1/16/18	1,993,180
	Sumitomo Mitsui
	Banking Corp.,
	0.900%,
4,000,000	1/18/16	4,002,456
	Whitney National
	Bank, 5.875%,
2,650,000	4/01/17	2,765,545
		50,492,465

Fabricated Metal
Products: 0.8%
	Stanley Black &
	Decker, Inc.,
	2.900%,
5,765,000	11/01/22	5,645,953

Food Manufacturing: 1.9%
	Campbell Soup
	Co., 2.500%,
6,045,000	8/02/22	5,704,141

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2015 (Continued)

Principal		Fair
Amount		Value

Food Manufacturing: 1.9%
(Continued)
	Flowers Foods,
	Inc., 4.375%,
$6,225,000	4/01/22	$6,545,612
	Kraft Foods
	Group, Inc.,
	5.375%,
523,000	2/10/20	579,501
		12,829,254

Furniture
Manufacturing: 0.1%
	Leggett & Platt,
	Inc., 3.400%,
970,000	8/15/22	972,339

Machinery
Manufacturing: 0.2%
	Cummins, Inc.,
	3.650%,
1,200,000	10/01/23	1,244,358

Motion Picture &
Entertainment: 0.7%
	Viacom, Inc.,
	3.500%,
500,000	4/01/17	510,390
	2.500%,
250,000	9/01/18	248,673
	3.250%,
4,395,000	3/15/23	3,938,878
		4,697,941

Oil & Gas: 2.0%
	Phillips 66,
	4.300%,
10,000,000	4/01/22	10,458,800
	Stone Energy
	Corp., 7.500%,
4,000,000	11/15/22	2,680,000
		13,138,800

Oil & Gas Extraction: 0.7%
	Sanchez Energy
	Corp., 6.125%,
6,000,000	1/15/23	4,530,000

Professional, Scientific &
Technical Services: 0.8%
	Equifax, Inc.,
	3.300%,
4,995,000	12/15/22	4,991,219

Publishing Industries: 1.5%
	Symantec Corp.,
	4.200%,
10,000,000	9/15/20	10,295,060

Rail Transportation: 1.1%
	Norfolk Southern
	Corp., 3.000%,
7,415,000	4/01/22	7,346,886

Retail: 0.2%
	Amazon.com,
	Inc., 2.500%,
1,250,000	11/29/22	1,185,976

Securities & Financial
Services: 0.9%
	Goldman Sachs
	Group, Inc.,
	5.250%,
5,000,000	7/27/21	5,565,835
	Merrill Lynch &
	Co., Inc.,
	6.875%,
250,000	11/15/18	282,756
		5,848,591

Telecommunications: 1.3%
	AT&T, Inc.,
	1.600%,
5,250,000	2/15/17	5,252,735
	Vodafone
	Group PLC,
	4.625%,
2,150,000	7/15/18	2,283,148
	4.375%,
1,000,000	3/16/21	1,052,898
		8,588,781

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2015 (Continued)

Principal		Fair
Amount		Value

Utilities: 1.7%
	Duke Energy
	Corp., 2.150%,
$2,800,000	11/15/16	$2,833,018
	Southern Co.,
	2.450%,
6,600,000	9/01/18	6,653,803
	Wisconsin
	Electric Power
	Co., 1.700%,
2,100,000	6/15/18	2,103,494
		11,590,315
Water Transportation: 0.8%
	Carnival Corp.,
	3.950%,
5,000,000	10/15/20	5,213,420

TOTAL CORPORATE
BONDS
(Cost $187,018,156)		185,234,210

Shares

SHORT-TERM
INVESTMENTS: 1.7%

Money Market Funds: 1.7%
11,418,565	Federated
	Treasury
	Obligation
	Fund –
	Trust Shares,
	0.010%[5]	11,418,565

TOTAL SHORT-TERM
INVESTMENTS
(Cost $11,418,565)		11,418,565

INVESTMENTS PURCHASED
WITH CASH PROCEEDS
FROM SECURITIES
LENDING: 10.3%
68,804,722	First American
	Prime
	Obligations
	Fund – Class Z,
	0.050%[5]	68,804,722

TOTAL INVESTMENTS
PURCHASED WITH
CASH PROCEEDS FROM
SECURITIES LENDING
(Cost $68,804,722)		68,804,722

TOTAL INVESTMENTS
IN SECURITIES: 108.8%
(Cost $715,125,992)		729,466,417
Liabilities in Excess of
Other Assets: (8.8)%		(59,298,899)
TOTAL NET
ASSETS: 100.0%		$670,167,518

*	Non-income producing security.
[1]	This security or a portion of this security was out on loan as of August 31, 2015. Total loaned securities had a market value of $65,848,178 or 9.8% of net assets.
[2]	Affiliated company as defined by the Investment Company Act of 1940.
[3]	A portion of this security is considered illiquid. As of August 31, 2015, the total market value of illiquid securities was $41,742,207 or 6.2% of net assets.
[4]	Variable rate security.
[5]	Seven-day yield as of August 31, 2015.

The accompanying notes are an integral part of these financial statements.

Villere Equity Fund

SCHEDULE OF INVESTMENTS at August 31, 2015

		Fair
Shares		Value

COMMON STOCKS: 97.2%

Aerospace Products
& Services: 4.6%
35,600	BE Aerospace,
	Inc.	$1,735,500

Computer & Electronic
Products: 4.5%
15,145	Apple, Inc.	1,707,750

Credit Intermediation: 17.8%
100,800	EverBank
	Financial Corp.	1,993,824
53,550	Financial
	Engines, Inc.[1]	1,738,233
94,900	Kearny Financial
	Corp.*	1,077,115
28,080	Visa, Inc.	2,002,104
		6,811,276

Data Processing
& Hosting: 5.6%
20,900	DST Systems, Inc.	2,140,578

Food Manufacturing: 12.5%
96,700	Flowers
	Foods, Inc.	2,244,407
56,400	Pinnacle
	Foods Inc.	2,528,976
		4,773,383

Furniture
Manufacturing: 4.5%
38,850	Leggett &
	Platt, Inc.	1,725,717

Insurance Carriers: 5.1%
23,050	Express Scripts
	Holding Co.*	1,926,980

Machinery: 2.5%
69,916	3D Systems
	Corp.*[1]	959,947

Merchant Wholesalers &
Durable Goods: 6.0%
76,700	LKQ Corp.*	2,300,233

Oil & Gas Extraction: 6.2%
37,300	Oceaneering
	International,
	Inc.	1,634,486
113,500	Sanchez Energy
	Corp.*[1,2]	730,940
		2,365,426

Professional, Scientific &
Technical Services: 7.7%
87,000	EPIQ Systems,
	Inc.[2,3]	1,106,640
100,500	Luminex
	Corp.*[2,3]	1,831,110
		2,937,750

Real Estate: 4.7%
14,230	The Howard
	Hughes Corp.*	1,787,146

Retail: 10.3%
39,150	The Men’s
	Wearhouse, Inc.	2,210,017
49,300	Sotheby’s1	1,735,853
		3,945,870

Sporting & Recreation
Goods: 5.2%
28,400	Pool Corp.[2]	1,978,912

TOTAL COMMON STOCKS
(Cost $37,374,513)		37,096,468

SHORT-TERM
INVESTMENTS: 8.9%

Money Market Funds: 8.9%
1,027,875	Federated Treasury
	Obligation Fund –
	Trust Shares,
	0.010%[4]	1,027,875
1,110,249	Fidelity Money
	Market Portfolio –
	Select Class,
	0.073%[4]	1,110,249

The accompanying notes are an integral part of these financial statements.

Villere Equity Fund

SCHEDULE OF INVESTMENTS at August 31, 2015 (Continued)

Fair
Shares	Value

Money Market Funds: 8.9%
(Continued)
1,243,236	Invesco Short-Term
Treasury Portfolio –
Institutional Class,
0.020%[4]	$1,243,236
3,381,360
TOTAL SHORT-TERM
INVESTMENTS
(Cost $3,381,360)	3,381,360

INVESTMENTS PURCHASED
WITH CASH PROCEEDS
FROM SECURITIES
LENDING: 11.5%
4,400,508	First American
Prime Obligations
Fund – Class Z,
0.050%[4]	4,400,508

TOTAL INVESTMENTS
PURCHASED WITH
CASH PROCEEDS FROM
SECURITIES LENDING
(Cost $4,400,508)	4,400,508

TOTAL INVESTMENTS
IN SECURITIES: 117.6%
(Cost $45,156,381)	44,878,336
Liabilities in Excess of
Other Assets: (17.6)%	(6,704,625)
TOTAL NET ASSETS: 100.0%	$38,173,711

*	Non-income producing security.
[1]	This security or a portion of this security was out on loan as of August 31, 2015. Total loaned securities had a market value of $4,193,492 or 11.0% of net assets.
[2]	Affiliated company as defined by the Investment Company Act of 1940.
[3]	A portion of this security is considered illiquid. As of August 31, 2015, the total market value of illiquid securities was $2,937,750 or 7.7% of net assets.
[4]	Seven-day yield as of August 31, 2015.

The accompanying notes are an integral part of these financial statements.

Villere Funds

STATEMENTS OF ASSETS AND LIABILITIES at August 31, 2015

	Villere	Villere
	Balanced Fund	Equity Fund
ASSETS:
Investments in unaffiliated securities, at value
(Cost $631,404,676 and $38,058,066, respectively)	$654,374,299	$39,230,734
Investments in affiliated securities, at value
(Cost $83,721,316 and $7,098,315, respectively) (Note 7)	75,092,118	5,647,602
Total investments, at value
(Cost $715,125,992 and $45,156,381, respectively)	729,466,417	44,878,336
Receivables:
Investment securities sold	8,006,977	—
Fund shares sold	463,971	151,242
Dividends and interest	2,436,166	45,522
Other receivables	160,327	19,454
Prepaid expenses	37,214	18,129
Total assets	740,571,072	45,112,683

LIABILITIES:
Payables:
Collateral received for securities loaned	68,804,722	4,400,508
Fund shares redeemed	901,908	2,469,078
Investment advisory fees, net	446,930	26,346
Administration fees	82,049	4,123
Trustee fees	3,842	293
Fund accounting fees	10,611	4,998
Transfer agent fees	106,357	3,986
Custody fees	13,896	1,216
Chief Compliance Officer fees	1,449	1,428
Other accrued expenses	31,790	26,996
Total liabilities	70,403,554	6,938,972
NET ASSETS	$670,167,518	$38,173,711

COMPONENTS OF NET ASSETS
Paid-in capital	$593,223,268	$38,651,172
Undistributed (Accumulated) net investment income (loss)	3,154,542	(11,032)
Undistributed (Accumulated) net
realized gain (loss) on investments	59,449,283	(188,384)
Net unrealized appreciation (depreciation) on investments	14,340,425	(278,045)
Net assets	$670,167,518	$38,173,711
Market value of securities on loan	$65,848,178	$4,193,492

Net Assets	$670,167,518	$38,173,711
Shares (unlimited number of shares
authorized without par value)	28,983,445	3,669,224
Net assets value, offering, and redemption price per share	$23.12	$10.40

The accompanying notes are an integral part of these financial statements.

Villere Funds

STATEMENTS OF OPERATIONS For the Year Ended August 31, 2015

	Villere	Villere
	Balanced Fund	Equity Fund
INVESTMENT INCOME
Interest	$7,386,205	$866
Dividends from unaffiliated investments	5,299,820	333,691
Dividends from affiliated investments (Note 7)	929,696	60,476
Income from securities lending	286,720	31,888
Total investment income	13,902,441	426,921

EXPENSES
Investment advisory fees	6,585,914	334,392
Administration fees	534,490	31,244
Transfer agent fees	319,706	21,540
Custody fees	71,200	4,917
Fund accounting fees	54,011	31,298
Reports to shareholders	51,824	4,630
Registration fees	37,400	12,440
Miscellaneous expense	35,492	3,327
Trustee fees	21,806	9,618
Audit fees	21,477	21,428
Chief Compliance Officer fees	8,949	8,928
Legal fees	6,112	5,891
Insurance expense	1,613	2,068
Total expenses	7,749,994	491,721
Plus: prior years fees recouped	—	27,263
Net expenses	7,749,994	518,984
Net investment income (loss)	6,152,447	(92,063)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on unaffiliated investments	93,070,126	2,631,352
Net realized loss on affiliated investments (Note 7)	(20,983,833)	(1,668,009)
Change in net unrealized depreciation on investments	(164,651,125)	(5,794,240)
Net realized and unrealized loss on investments	(92,564,832)	(4,830,897)
Net decrease in net assets resulting from operations	$(86,412,385)	$(4,922,960)

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2015	August 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$6,152,447	$11,434,998
Net realized gain from unaffiliated investments	93,070,126	29,554,422
Net realized loss from
affiliated investments (Note 7)	(20,983,833)	—
Change in net unrealized
appreciation (depreciation) on investments	(164,651,125)	99,458,869
Net increase (decrease) in
net assets resulting from operations	(86,412,385)	140,448,289

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(11,348,211)	(4,283,121)
From net realized gains	(41,083,362)	(16,849,135)
Total distributions to shareholders	(52,431,573)	(21,132,256)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares (a)	(400,221,642)	269,601,041
Total increase (decrease) in net assets	(539,065,600)	388,917,074

NET ASSETS
Beginning of year	1,209,233,118	820,316,044
End of year	$670,167,518	$1,209,233,118
Undistributed net investment income	$3,154,542	$8,729,086

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	August 31, 2015		August 31, 2014
	Shares	Value	Shares	Value
Shares sold	3,761,227	$92,576,993	26,158,416	$658,740,400
Shares issued in
reinvestment of
distributions	2,099,253	48,807,625	780,474	19,418,186
Shares redeemed	(22,213,393)	(541,606,260)	(16,142,871)	(408,557,545)
Net increase
(decrease)	(16,352,913)	$(400,221,642)	10,796,019	$269,601,041

The accompanying notes are an integral part of these financial statements.

Villere Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2015	August 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(92,063)	$(28,270)
Net realized gain (loss) from unaffiliated investments	2,631,352	(323,772)
Net realized loss from affiliated investments (Note 7)	(1,668,009)	—
Change in net unrealized
appreciation (depreciation) on investments	(5,794,240)	5,222,694
Net increase (decrease) in net assets
resulting from operations	(4,922,960)	4,870,652

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(784,929)	—
Total distributions to shareholders	(784,929)	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares (a)	(2,357,336)	17,585,588
Total increase (decrease) in net assets	(8,065,225)	22,456,240

NET ASSETS
Beginning of year	46,238,936	23,782,696
End of year	$38,173,711	$46,238,936
Accumulated net investment loss	$(11,032)	$(7,726)

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	August 31, 2015		August 31, 2014
	Shares	Value	Shares	Value
Shares sold	564,979	$6,205,462	1,839,763	$20,388,669
Shares issued in
reinvestment of
distributions	73,057	769,289	—	—
Shares redeemed (b)	(869,857)	(9,332,087)	(250,136)	(2,803,081)
Net increase (decrease)	(231,821)	$(2,357,336)	1,589,627	$17,585,588

(b)	Net of redemption fees of $5,671 and $5,061, respectively.

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended August 31,
	2015	2014	2013	2012	2011
Net asset value,
beginning of year	$26.67	$23.75	$20.42	$17.79	$13.41

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.23	0.25	0.11	0.08	0.10
Net realized and unrealized
gain (loss) on investments	(2.40)	3.16	3.69	3.07	4.46
Total from
investment operations	(2.17)	3.41	3.80	3.15	4.56

LESS DISTRIBUTIONS:
From net
investment income	(0.30)	(0.10)	(0.13)	(0.13)	(0.18)
From net realized gain	(1.08)	(0.39)	(0.34)	(0.39)	—
Total distributions	(1.38)	(0.49)	(0.47)	(0.52)	(0.18)
Net asset value, end of year	$23.12	$26.67	$23.75	$20.42	$17.79

Total return	(8.19)%	14.51%	18.96%	18.25%	34.10%

SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$670.2	$1,209.2	$820.3	$217.9	$86.4

Portfolio turnover rate	15%	25%	17%	17%	40%

RATIOS:
Ratio of expenses to
average net assets	0.88%	0.86%	0.90%	1.00%	1.11%
Ratio of net investment income
to average net assets	0.70%	1.02%	0.58%	0.68%	0.76%

The accompanying notes are an integral part of these financial statements.

Villere Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

				Period Ended
	Year Ended August 31,			August 31,
	2015	2014		2013*
Net asset value,
beginning of year/period	$11.85	$10.29		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.03)	(0.00	)(1)	(0.01)
Net realized and unrealized
gain on investments	(1.23)	1.56		0.30
Total from
investment operations	(1.26)	1.56		0.29
Paid-in capital from
redemption fees	0.00 (1)	0.00	(1)	—

LESS DISTRIBUTIONS:
From net realized gain	(0.19)	—		—
Total distributions	(0.19)	—		—
Net asset value,
end of year/period	$10.40	$11.85		$10.29

Total return	(10.62)%	15.16%		2.90	%^

SUPPLEMENTAL DATA:
Net assets, end of
year/period (millions)	$38.2	$46.2		$23.8

Portfolio turnover rate	32%	13%		0	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.10%	1.20%		2.40	%+
After fees absorbed
or recouped	1.16%	1.25%		1.25	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	(0.15)%	(0.02)%		(1.69	)%+
After fees absorbed
or recouped	(0.21)%	(0.07)%		(0.54	)%+

*	The fund commenced operations on May 31, 2013.
(1)	Amount lesss than $0.005.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2015

NOTE 1 – ORGANIZATION

The Villere Balanced Fund and the Villere Equity Fund (each a “Fund” and collectively, the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Villere Balanced Fund commenced operations on September 30, 1999. The Villere Equity Fund commenced operations on May 31, 2013.

The investment objective of the Villere Balanced Fund is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.  The Villere Balanced Fund seeks to achieve its objective by investing in a combination of equity securities and high quality fixed income obligations.

The Villere Equity Fund seeks to achieve long term growth. The Villere Equity Fund seeks to achieve its objective by investing in equity securities.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price.  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2015 (Continued)

matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Funds’ Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2015 (Continued)

example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements fall in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of August 31, 2015. See the Schedule of Investments for industry breakouts.

Villere Balanced Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$464,008,920	$—	$—	$464,008,920
Corporate Bonds	—	185,234,210	—	185,234,210
Short-Term
Investments	11,418,565	—	—	11,418,565
Investments
Purchased from
Securities Lending	68,804,722	—	—	68,804,722
Total Investments
in Securities	$544,232,207	$185,234,210	$—	$729,466,417

Villere Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$37,096,468	$—	$—	$37,096,468
Short-Term
Investments	3,381,360	—	—	3,381,360
Investments
Purchased from
Securities Lending	4,400,508	—	—	4,400,508
Total Investments
in Securities	$44,878,336	$—	$—	$44,878,336

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2015 (Continued)

It is the Funds’ policy to recognize transfers between levels at the end of each Fund’s reporting period.

There were no transfers made into or out of Level 1, 2, or 3 for the year ended August 31, 2015.

B.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

As of August 31, 2015, the Funds did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Each Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts.  As of August 31, 2015, neither Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2015 (Continued)

income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for each Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Funds is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  Each Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share. The Villere Equity Fund charges a 2.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Villere Equity Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications.  In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses.  Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

H.
Illiquid Securities. A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2015 (Continued)

valued by the fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  Each Fund intends to invest no more than 15% of its net assets in illiquid securities.

I.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended August 31, 2015, the Funds had the following reclassifications(a):

	Villere	Villere
	Balanced Fund	Equity Fund
Net Investment Income	$(378,780)	$88,757
Net Realized Gain/Loss	378,780	—
Paid in Capital	—	(88,757)

(a)	These differences are primarily due to securities litigation, dividend reclasses, and net operating losses.

J.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no subsequent events that would need to be disclosed in the Funds’ Financial Statements.

K.
Recently Issued Accounting Pronouncement. In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

In June 2014, the Financial Accounting Standards Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2015 (Continued)

changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

St. Denis J. Villere & Company, LLC (the “Adviser”) provides each Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under each Agreement, the Adviser furnishes all investment advice, office space, facilities and most of the personnel needed by the Funds.  As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.75% for the Villere Balanced Fund and Villere Equity Fund based upon the average daily net assets of each Fund.  For the year ended August 31, 2015, the Villere Balanced Fund incurred $6,585,914 and the Villere Equity Fund incurred $334,392 in advisory fees.

The Adviser has contractually agreed to limit each Fund’s annual ratio of expenses to 0.99%, and 1.25% of each Fund’s average daily net assets for the Villere Balanced Fund and Villere Equity Fund, respectively. The contract’s term is indefinite and may be terminated only by the Board of Trustees.

The Adviser is permitted to seek reimbursement from each respective Fund, subject to limitations, for fees waived and/or Funds’ expenses it pays over the following three years after payment.  For the year ended August 31, 2015, the Adviser recouped $27,263 in fees for the Villere Equity Fund.  As of August 31, 2015, the Adviser has $210 of the remaining cumulative unreimbursed amount.

Each Fund must pay current ordinary operating expenses before the Adviser is entitled to any reimbursement.  Any such reimbursement is also contingent upon the Board of Trustees review and approval.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2015 (Continued)

Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds.  Fees paid by the Funds for Administration and Chief Compliance Officer services for the year ended August 31, 2015 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank N.A. (the “Custodian”) serves as the Funds’ custodian.   Both the Distributor and Custodian are affiliates of the Administrator.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”).  All Arrangements must be approved by the Board of Trustees.  For the year ended August 31, 2015, the Sub-Transfer Agent Fees and Transfer Agent Fees incurred were as follows:

	Transfer Agent Fees	Sub-Transfer
	paid to USBFS	Agent Fees
Villere Balanced Fund	$92,404	$227,302
Villere Equity Fund	$19,343	$2,197

NOTE 4 – SECURITIES LENDING

The Funds may lend up to 33 1/3% of the securities in its portfolios to brokers, dealers, and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (the “Agent”). The securities lending agreement (the “Agreement”) requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.  The cash received as collateral in connection with loaned securities is invested by the Agent in readily marketable, high quality, short-term obligations and is reported on the Funds’ Schedules of Investments as of August 31, 2015.

In connection with securities lending, the Funds are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2015 (Continued)

with securities lending. The Funds could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities.  The Fund is indemnified from the risk of the borrower failing to return the borrowed securities by the Agent via the Agreement.  The Fund could also experience a loss as a result of the decrease in the market value of cash collateral invested.  In event of default or non-performance of the borrower, the Agreement allows the Funds to settle transactions with the Agent on a net basis.  During the ordinary course of business the Funds’ do not intend to settle net.

The Funds receive compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. The Funds have the right under the terms of the Agreement to recall the securities from the borrower on demand.  The fee and interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them (“income from securities lending”) are reflected in the Funds’ Statements of Operations.

As of August 31, 2015, the market value of the securities on loan and payable on collateral due to broker were as follows:

	Market Value of	Payable on
	Securities on Loan	Collateral Received
Villere Balanced Fund	$65,848,178	$68,804,722
Villere Equity Fund	$4,193,492	$4,400,508

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2015 (Continued)

The following is a summary of the transactions subject to the Agreement as of August 31, 2015:

			Gross	Net
			Amounts	Amounts	Gross Amounts Not
			Offset	Presented	Offset in the Statements
			in the	in the	of Assets & Liabilities
			Statement	Statement
		Gross	of Assets &	of Assets &	Financial	Cash	Net
		Amounts	Liabilities	Liabilities	Instruments	Collateral	Amount
Assets:
Villere	Investments
Balanced	purchased
Fund	with cash
proceeds
from
securities
	lending	$68,804,722	$ —	$68,804,722	$68,804,722	$ —	$ —
Villere	Investments
Equity	purchased
Fund	with cash
proceeds
from
securities
	lending	$ 4,400,508	$ —	$ 4,400,508	$ 4,400,508	$ —	$ —
Liabilities:
Villere	Collateral
Balanced	received for
Fund	securities
	loaned	$68,804,722	$ —	$68,804,722	$68,804,722	$ —	$ —
Villere	Collateral
Equity	received for
Fund	securities
	loaned	$ 4,400,508	$ —	$ 4,400,508	$ 4,400,508	$ —	$ —

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended August 31, 2015, the cost of purchases and proceeds from the sales of securities, excluding short-term investments were as follows:

	Purchases	Sales
Villere Balanced Fund	$129,797,349	$537,453,394
Villere Equity Fund	$13,188,786	$13,039,932

For the year ended August 31, 2015, there were no purchases or sales of U.S. Government obligations in the Villere Balanced Fund or the Villere Equity Fund.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2015 (Continued)

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended August 31, 2015 and the year ended August 31, 2014 for the Funds were as follows:

Villere Balanced Fund
	2015	2014
Distributions paid from:
Ordinary income	$11,726,958	$6,094,421
Long-term capital gain	40,704,615	15,037,835
	$52,431,573	$21,132,256

Villere Equity Fund
	2015	2014
Distributions paid from:
Ordinary income	$—	$—
Long-term capital gain	784,929	—
	$784,929	$—

As of August 31, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:

Villere Balanced Fund

Cost of investments	$715,125,992
Gross tax unrealized appreciation	64,158,508
Gross tax unrealized depreciation	(49,818,083)
Net tax unrealized appreciation	14,340,425
Undistributed ordinary income	3,154,542
Undistributed long-term capital gain	59,449,283
Total distributable earnings	62,603,825
Other accumulated losses	—
Total accumulated gains	$76,944,250

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2015 (Continued)

Villere Equity Fund

Cost of investments	$45,156,381
Gross tax unrealized appreciation	4,927,305
Gross tax unrealized depreciation	(5,205,350)
Net tax unrealized appreciation	(278,045)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(199,416)
Total accumulated gains	$(477,461)

Under tax law, net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

At August 31, 2015, the Villere Equity Fund deferred, on a tax basis, qualified late year losses, consisting of ordinary late year losses of $11,032 and post-October losses of $188,384.

NOTE 7 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2(a)(3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Funds or the Adviser. For the year ended August 31, 2015, the Funds had the following transactions with affiliated companies:

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2015 (Continued)

Villere Balanced Fund

As of August 31, 2015, the market value of all securities of affiliated companies held in the Villere Balanced Fund amount to $75,092,118, representing 11.2% of net assets.

	Share			Share
	Balance			Balance
	at			at	Realized		Value
	August 31,			August 31,	Gain	Dividend	August 31,	Acquisition
	2014	Purchases	Sales	2015	(Loss)	Income	2015	Cost
Conn’s,
Inc.	1,088,916	—	1,088,916	—	$(21,416,719)	$—	$—	$—
EPIQ
Systems,
Inc.	1,264,179	—	—	1,246,179	—	455,104	16,080,357	16,287,188
Luminex
Corp.	1,408,444	—	—	1,408,444	—	—	25,661,850	24,654,325
Pool
Corp.	613,516	—	(219,969)	393,547	8,440,718	474,592	27,422,355	22,065,493
Sanchez
Energy
Corp.	1,280,902	439,500	(799,974)	920,428	(8,007,832)	—	5,927,556	20,714,310
					$(20,983,833)	$929,696	$75,092,118	$83,721,316

Villere Equity Fund

As of August 31, 2015, the market value of all securities of affiliated companies held in the Villere Balanced Fund amount to $5,647,602, representing 14.8% of net assets.

	Share			Share
	Balance			Balance
	at			at	Realized		Value
	August 31,			August 31,	Gain	Dividend	August 31,	Acquisition
	2014	Purchases	Sales	2015	(Loss)	Income	2015	Cost
Conn’s,
Inc.	59,600	—	59,600	—	$(1,743,771)	$—	$—	$—
EPIQ
Systems,
Inc.	87,000	—	—	87,000	—	31,320	1,106,640	1,132,425
Luminex
Corp.	100,500	—	—	100,500	—	—	1,831,110	1,933,318
Pool
Corp.	32,700	—	(4,300)	28,400	75,762	29,156	1,978,912	1,536,853
Sanchez
Energy
Corp.	72,600	40,900	—	113,500	—	—	730,940	2,495,719
					$(1,668,009)	$60,476	$5,647,602	$7,098,315

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2015 (Continued)

NOTE 8 – CREDIT FACILITY

U.S. Bank N.A. (the “Bank”) has made available to the Funds a credit facility to be used for temporary or extraordinary purposes related to Fund redemptions. The maximum amounts available for each Fund is $45,000,000 and $2,500,000 for the Villere Balanced Fund and Villere Equity Fund, respectively. During the year ended August 31, 2015, the Funds did not draw on the line of credit and there were no loan payable balances for the Funds at August 31, 2015.

Villere Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Villere Balanced Fund and
Villere Equity Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities, including or  the schedules of investments, of Villere Balanced Fund and Villere Equity Fund (the “Funds”), each a series of Professionally Managed Portfolios, as of August 31, 2015 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated within the financial statements. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Villere Balanced Fund and Villere Equity Fund as of August 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated within the financial statements, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 27, 2015

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 17 and 18, 2015, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between Professionally Managed Portfolios (the “Trust”) and St. Denis J. Villere & Company, LLC (the “Adviser”) for the Villere Balanced Fund and the Villere Equity Fund (each, a “Fund” and together, the “Funds”).  At this meeting and at a prior meeting held on May 28 and 29, 2015, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreements.  The Trustees considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, and the Adviser’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality and extent of such management services are satisfactory.

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

2.
The Funds’ historical performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to appropriate securities benchmarks and its peer funds utilizing Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

For the Villere Balanced Fund, the Board noted that the Fund significantly underperformed its peer group median for the one-year period, significantly outperformed its peer group median for the five-year period and outperformed its peer group median for the three-year and ten-year periods ended March 31, 2015.  The Board also considered the Fund’s outperformance compared to its similarly managed accounts for the one-year, five-year and ten-year periods and underperformance for the three-year period ended December 31, 2014.  The Board also considered the performance of the Fund against broad-based securities market benchmarks noting it underperformed for the one- and three-year periods and outperformed for the five-year and ten-year periods.

For the Villere Equity Fund, the Board noted that the Fund significantly underperformed its peer group median for the one-year period ended March 31, 2015.  The Board also considered the Fund’s outperformance compared to its similarly managed accounts for the one- period ended December 31, 2014.  The Board also considered the underperformance of the Fund against broad-based securities market benchmarks.  In considering the performance of the Fund, the Board considered that the Fund has less than three years of operations.

3.
The costs of the services provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees found that the fees charged to each Fund were generally in line with or comparable to the fees charged by the Adviser to its similarly managed separate account clients, and to the extent fees charged to a Fund were higher than for similarly managed separate accounts of similar size, it was largely a reflection of the greater costs to the Adviser of managing the Fund.

For the Villere Balanced Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 0.99% for the Fund (the “Expense Cap”), but was currently operating below this level.  The Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board concluded that the fees paid to the Adviser were not unreasonable.

For the Villere Equity Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.25% for the Fund (the “Expense Cap”).  The Board noted that the Fund’s advisory fee was lower than its peer group median and average, and the net expense ratio was higher than the peer group median and average.  The Board concluded that the fees paid to the Adviser were not unreasonable.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Funds.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered that there were no additional benefits derived by the Adviser from its relationship with the Funds.  The Board also reviewed information regarding fee offsets for separate accounts invested

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

in the Funds and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including each Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interests of the Funds and their shareholders.

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex(2)	Held During
Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust(1)	Served	Past Five Years	by Trustees	Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	45	Director,
(born 1943)	and	Term;	Talon Industries, Inc.		PNC Funds,
c/o U.S. Bancorp	Trustee	Since	(business consulting);		Inc.
Fund Services, LLC		May	formerly, Executive
2020 E. Financial Way		1991.	Vice President and
Suite 100			Chief Operating
Glendora, CA 91741			Officer, Integrated
Asset Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	45	The Dana
(born 1939)		Term;	formerly, Chief		Foundation;
c/o U.S. Bancorp		Since	Executive Officer,		The Univ. of
Fund Services, LLC		May	Rockefeller Trust Co.,		Virginia Law
2020 E. Financial Way		1991.	(prior thereto Senior		School
Suite 100			Vice President), and		Foundation.
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton Simon,
Inc. (international consumer
products conglomerate).

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex(2)	Held During
Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust(1)	Served	Past Five Years	by Trustees	Years

Eric W. Falkeis	Trustee	Indefinite	Chief Operating	45	Interested
(born 1973)		Term;	Officer, Direxion		Trustee,
c/o U.S. Bancorp		Since	Funds since 2013;		Direxion
Fund Services, LLC		September	formerly, Senior		Funds,
2020 E. Financial Way		2011.	Vice President and		Direxion
Suite 100			Chief Financial		ETF Trust
Glendora, CA 91741			Officer (and other		and Direxion
			positions), U.S.		Variable
			Bancorp Fund		Trust.
Services, LLC
1997-2013.

Carl A. Froebel	Trustee	Indefinite	Formerly President	45	None.
(born 1938)		Term;	and Founder, National
c/o U.S. Bancorp		Since	Investor Data Services,
Fund Services, LLC		May	Inc. (investment related
2020 E. Financial Way		1991.	computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	45	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
c/o U.S. Bancorp		Since	Executive Vice		Managers
Fund Services, LLC		May	President, Investment		Funds;
2020 E. Financial Way		1991.	Company		Trustee,
Suite 100			Administration, LLC		Managers
Glendora, CA 91741			(mutual fund		AMG Funds,
			administrator).		Aston Funds;
Advisory
Board
Member,
Sustainable
Growth
Advisers,
LP;
Independent
Director,
Chase
Investment
Counsel.

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex(2)	Held During
Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust(1)	Served	Past Five Years	by Trustees	Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S.
Fund Services, LLC		March	Bancorp Fund
2020 E. Financial Way		2013.	Services, LLC,
Suite 100	Secretary	Indefinite	since July 2007.
Glendora, CA 91741		Term;
Since
February
2008.

Eric C. VanAndel	Treasurer	Indefinite	Senior Vice	Not	Not
(born 1975)		Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		April	Services, LLC,
615 East Michigan St.		2013.	since April 2005.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Compliance Officer,
Fund Services, LLC		July	U.S. Bancorp Fund
615 East Michigan St.	Anti-Money	2011.	Services, LLC since
Milwaukee, WI 53202	Laundering		August 2004.
Officer

Vice
President

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisers.

Villere Funds

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended August 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Balanced Fund	100.00%
Equity Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2015 was as follows:

Balanced Fund	97.46%
Equity Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Balanced Fund	0.00%
Equity Fund	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (866) 209-1129 or by accessing the Funds’ web site at www.villere.com.  Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 209-1129.  Furthermore, you can obtain the Funds, proxy voting records on the SEC’s web site at www.sec.gov.

Villere Funds

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 209-1129.  Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.  Each Fund’s N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of each Funds’ prospectus and each annual and semi-annual report to those address shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1129 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 209-1129. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s web site at www.villere.com.

(This Page Intentionally Left Blank.)

Villere Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
St. Denis J. Villere & Company, LLC
601 Poydras Street, Suite 1808
New Orleans, LA 70130-6308

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(866) 209-1129

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

Villere Balanced Fund
Symbol – VILLX
CUSIP – 742935539

Villere Equity Fund
Symbol – VLEQX
CUSIP – 74316J391

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and
Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an
“audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Villere Balanced Fund

	FYE 8/31/2015	FYE 8/31/2014
Audit Fees	$19,000	$18,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

Villere Equity Fund

	FYE 8/31/2015	FYE 8/31/2014
Audit Fees	$19,000	$18,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Villere Balanced Fund

Non-Audit Related Fees	FYE 8/31/2015	FYE 8/31/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Villere Equity Fund

Non-Audit Related Fees	FYE 8/31/2015	FYE 8/31/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President

Date     November 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President

Date     November 9, 2015

By (Signature and Title)      /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date     November 9, 2015

* Print the name and title of each signing officer under his or her signature.